Exhibit 1.1

9,700,000 Units

DEKANIA CORP.

UNDERWRITING AGREEMENT

New York, New York

                    , 2006

Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center, 25th Floor

New York, NY 10080

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

As Representatives of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

The undersigned, Dekania Corp., a Delaware corporation (“Company”), hereby confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Maxim Group LLC (which is collectively referred to herein with Merrill Lynch as the “Representatives”) and with the other underwriters named on Schedule A hereto for which the Representatives are acting as representative (the Representatives and the other Underwriters being collectively referred to herein as the “Underwriters” which term shall also include any underwriter substituted as hereinafter provided in Section 6 hereof, or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Securities.

1.1. Firm Securities.

1.1.1. Purchase of Firm Units and Related Matters.

1.1.1.1. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 9,700,000 units of the Company (the “Firm Units”).

1.1.1.2. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $9.30 per Firm Unit (with $0.20 of the $0.70 underwriting discount per Firm Unit being deposited into the Trust Account (as defined below) pursuant to Section 1.4).

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

1.1.1.3. The Firm Units are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit. Each Firm Unit consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (each, a “Warrant” and collectively, the “Warrants”). The shares of Common Stock and the Warrants included in the Firm Units will not be separately transferable until 90 days after the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof) unless the Representatives inform the Company in writing of their unanimous decision to allow earlier separate trading based on factors including, but not limited to, an assessment of the relative strengths of the securities markets and small capitalization companies in general, and the trading pattern of, and demand for, the Company’s securities in particular. The Representatives may, in their joint discretion, allow continued trading of the Units (as defined below) following such separation. In no event will the Representatives allow separate trading until: (i) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of such audited balance sheet with the Commission (as herein defined) on a Form 8-K or similar form by the Company which includes such balance sheet; (ii) the Company files a Form 8-K and issues a press release announcing when such separate trading will begin; and (iii) the Business Day (as defined below) following the earlier to occur of the expiration of the Overallotment Option (as defined below) and the exercise of the Overallotment Option in full.

1.1.1.4. Each Warrant shall entitle the holder thereof to purchase one share of Common Stock for an exercise price of $8.00 per share during the period commencing on the later of: (a) the consummation by the Company of a Business Combination (as defined below) or (b) one year from the Effective Date of the Registration Statement and terminating on the fourth anniversary of the Effective Date. The Company shall have the right to redeem the Warrants, in whole and not in part, upon not less than thirty (30) days written notice at a price of $0.01 per Warrant at any time after the Warrants become exercisable; provided that the last sales price of the Company’s Common Stock has been at least $14.25 for any twenty (20) trading days within a thirty (30) trading day period ending on the third business day prior to the day on which notice is given.

1.1.1.5. As used herein, the term “Business Combination” shall mean a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination with one or more businesses: (i) that operate within the U.S. insurance industry, (ii) incorporated in the United States, Canada, Bermuda, or the Cayman Islands and (iii) with substantially all of its or their business, and all of its or their insurance risk, in the United States (each, a “Target Business”). The term “Business Combination” shall not include an acquisition by the Company of a minority interest in a Target Business but may include a merger that results in the public stockholders of the Company holding a minority interest in the surviving entity.

1.1.1.6. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which national banks in New York, New York are permitted by law, regulation or executive order to close. The closing of the public offering contemplated by this Agreement is referred to herein as the “Closing” and the hour and date of delivery and payment for the Firm Units is referred to herein as the “Closing Date.”

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

1.1.2. Payment and Delivery for Firm Units; Deposits into Trust Account.

1.1.2.1. Delivery and payment for the Firm Units shall be made at 10:00 A.M., New York time, on the third Business Day following the Effective Date of the Registration Statement (or the fourth Business Day following the Effective Date, if the pricing occurs after 4:30 p.m. (Eastern time)) or at such other time as shall be agreed upon by the Representatives and the Company at the offices of the Representatives or at such other place as shall be agreed upon by the Representatives and the Company. Payment for the Firm Units shall be made on the Closing Date by wire transfer in immediately available funds against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Firm Units to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Units which it has agreed to purchase. The Representatives, jointly or individually (as they may agree), and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Units to be purchased by any Underwriter whose funds have not been received by the time of the Closing (the “Closing Time”), it being agreed that such payment shall not relieve the applicable Underwriter from its obligations hereunder.

1.1.2.2. $94,000,000 ($108,259,000 if the Overallotment Option (as defined in Section 1.2) is exercised in full), of the proceeds received by the Company for the Firm Units and from the Private Placement (as defined in Section 1.3), shall be deposited in a trust account established by the Company for the benefit of the public stockholders of the Company and, as and to the extent provided for in Section 1.4 hereof, the Underwriters as described in the Registration Statement (the “Trust Account”), in each case pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”), which deposited amount shall include $1,940,000 (which represents $0.20 per Firm Unit, and up to $2,522,000 if the Overallotment Option is exercised in full, which represents $0.40 per Option Unit) payable to the Underwriters as deferred underwriting discount, as described in Section 1.4, upon consummation of a Business Combination. Any remaining proceeds (which shall equal $40,000) shall be paid to the order of the Company upon delivery to the Representatives of certificates (in form and substance satisfactory to the Representatives) representing the Firm Units for the account of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two (2) Business Days prior to the Closing Date. The Company will permit the Representatives to examine and package the Firm Units in the City of New York for delivery, not later than 10:00 a.m., Eastern Time, one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representatives for all the Firm Units.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

1.2.Over-Allotment Option.

1.2.1. Option Units. For the purposes of covering any overallotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option (the “Overallotment Option”) to purchase up to an additional 1,455,000 units (the “Option Units”) from the Company. The Option Units shall be identical in all respects to the Firm Units. The Firm Units and Option Units are hereinafter collectively referred to as the “Units,” and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Public Securities.” The purchase price to be paid for each Option Unit (net of discounts and commissions) will be $9.40 per Option Unit (with $0.40 of the $0.60 underwriting discount per Option Unit being deposited into the Trust Account pursuant to Section 1.4). The Option Units are to be offered initially to the public at the offering price of $10.00 per Option Unit.

1.2.2. Exercise of Option. The Overallotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Overallotment Option. The Overallotment Option granted hereby may be exercised by the giving of written notice to the Company by the Representatives setting forth the number of Option Units to be purchased and the date and time for delivery of, and payment for, the Option Units, which will not be later than seven (7) Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representatives but not in any event prior to the Closing Time, at the offices of the Representatives or at such other place and in such other manner as shall be agreed upon by the Company and the Representatives. If such delivery and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Overallotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

1.2.3. Payment and Delivery of Option Units. Payment for the Option Units shall be made on the Option Closing Date by wire transfer of immediately funds, by deposit of the sum of $9.40 per Option Unit in the Trust Account pursuant to the Trust Agreement upon delivery to the Representatives of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters (with $0.40 of the $0.60 underwriting discount per Option Unit being deposited into the Trust Account pursuant to Section 1.4 hereof). The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representatives request not less than two (2) Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representatives for inspection, checking and packaging in the City of New York not later than 10:00 a.m., Eastern time, one full Business Day prior to such Option Closing Date.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

1.3. Private Placement. Cohen Bros. Acquisitions, LLC, the corporate sponsor and majority stockholder of the Company (the “Sponsor”) has heretofore purchased from the Company pursuant to a Subscription Agreement (as defined in Section 2.22.2 hereof) an aggregate of 250,000 units identical to the Units (the “Placement Units”) at a purchase price of $10.00 per Placement Unit in a private placement (the “Private Placement”) effected pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and/or Regulation D promulgated under the Act. The Placement Units, the shares of Common Stock and the Warrants included in the Placement Units (the “Placement Warrants”) and the shares of Common Stock issuable upon exercise of the Placement Warrants are hereinafter referred to collectively as the “Placement Securities.” No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Private Placement. None of the Placement Securities may be sold, assigned or transferred by the Sponsor until after consummation of a Business Combination. The Sponsor will have no right to any liquidation distributions with respect to any portion of the Placement Securities in the event the Company fails to consummate a Business Combination. The Sponsor shall not have redemption rights with respect to the Placement Securities if a Business Combination is not completed. The Placement Warrants will not be exercisable at any time when a registration statement is not effective and a prospectus is not available for use by the holders of the Warrants.

1.4. Deferred Portion of Underwriters’ Discount. The Representatives, on behalf of themselves and the other Underwriters, agree that 2% of the gross proceeds from the sale of the Firm Units ($0.20 per Firm Unit, or an aggregate of $1,940,000) and 4% of the gross proceeds from the sale of any Option Units ($0.40 per Option Unit, or an aggregate of up to $2,522,000 if the over-allotment option is exercised in full) (collectively, such amounts are referred to herein as the “Deferred Discount”) will be deposited and held in the Trust Account and will be payable to the Underwriters, along with any interest accrued thereon (net of taxes payable), in respect of any shares of Common Stock issued in this Offering (such shares, the “IPO Shares”) which are not duly redeemed pursuant to Section 7.6 hereof, upon the consummation of a Business Combination. The Representatives, on behalf of themselves and the other Underwriters, agree that the several Underwriters shall forfeit any rights or claims to the Deferred Discount and any interest accrued thereon (net of taxes payable) in respect of any IPO Shares that are redeemed pursuant to Section 7.6 hereof. In addition, in the event the Company is unable to consummate a Business Combination and American Stock Transfer & Trust Company (“AST”), as trustee of the Trust Account, commences liquidation of the Trust Account as provided in the Trust Agreement, the Representatives, on behalf of themselves and the other Underwriters, agree that: (i) the several Underwriters shall forfeit any rights or claims to the total amount of the Deferred Discount and any interest accrued thereon (net of taxes payable); and (ii) the Deferred Discount, together with the all other amounts on deposit in the Trust Account, and any accrued interest thereon (net of taxes payable), shall be distributed on a pro-rata basis among the holders of the IPO Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

1.5. Letter of Credit.

1.5.1. The Sponsor agrees that, immediately preceding the Closing, it will deliver an irrevocable letter of credit in the principal amount of $3,000,000 ($3,291,000 if the Overallotment Option is exercised in full) (the “Letter of Credit”) issued by Commerce Bank to be held by AST, as trustee, for the benefit of the Trust Account. The Letter of Credit shall be in the form filed as an exhibit to the Registration Statement. The Sponsor shall pay the fees charged by Commerce Bank in connection with the issuance of the Letter of Credit and all periodic and other fees related to the Letter of Credit, and the Company shall reimburse the Sponsor for these fees from amounts permitted to be drawn as working capital from interest earned on the Trust Account as contemplated by Section 1.7. All amounts, if any, drawn under the Letter of Credit will be payable by the Sponsor and shall not be reimbursed by the Company.

1.5.2. The Letter of Credit shall only be drawn upon in accordance with its terms if: (i) a Business Combination is not consummated within the time set forth in the Registration Statement and the Company must liquidate the Trust Account in accordance with its terms; and (ii) the amount in the Trust Account available for distribution to the holders of IPO Shares upon liquidation is less than $10.00 per share.

1.5.3. The Letter of Credit shall expire on the earlier to occur of:

1.5.3.1. the completion of a Business Combination;

1.5.3.2. the completion of the Company’s dissolution and liquidation; or

1.5.3.3. the accrual of $5,600,000 of interest income, after payment of or reserves for taxes, on funds held in the Trust Account, including, up to $2,500,000 permitted to be drawn as working capital from interest earned on funds in the Trust Account as contemplated by Section 1.7 and up to $100,000 from interest earned on funds in the Trust Account permitted to be drawn for dissolution and liquidation expenses.

1.5.3.4. In addition, the Letter of Credit will expire if, at the end of the 18 months after the consummation of the offering contemplated by this Agreement (or if, at the end of such 18 month period, a letter of intent or definitive agreement with respect to a Business Combination has been executed, but no Business Combination has been consummated at the end of 24 months after the consummation of the offering contemplated by this Agreement), there is at least $97,000,000 in the Trust Account ($111,550,000 if the Overallotment Option has been exercised in full), including interest earned but net of payment of or reserves for taxes, outstanding claims and accrued expenses payable out of the $2,500,000 permitted to be drawn as working capital from interest earned on the Trust Account. To the extent that there is less than $97,000,000 in the Trust Account ($111,550,000 if the Overallotment Option has been exercised in full) at the end of the 18 month or 24 month period, as applicable, the Sponsor shall be permitted to cause the termination of the Letter of Credit by contributing to the Trust Account an amount in cash equal to $97,000,000 (or $111,550,000, as the case may be) less the amount then available in the Trust Account. The Sponsor shall not be entitled to any consideration for such contribution other than the termination of its Letter of Credit obligations.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

1.5.4. The Company and the Sponsor shall memorialize and at all time maintain the Letter of Credit such that the foregoing provisions are in full force and effect and shall not enter into any modification or amendment to the Letter of Credit that effects the foregoing provisions.

1.6. Incentive Warrants. The Company has heretofore issued an aggregate of 1,420,000 warrants to purchase Common Stock (the “Incentive Warrants”), of which 946,667 were issued to the Sponsor and of which 473,333 were issued to several officers and directors of the Company (as determined in the sole discretion of the Company). 710,000 Incentive Warrants (allocated pro rata among the holders thereof) will be exercisable for $8.00 per share beginning three months following consummation of a Business Combination if the closing price of the Common Stock equals or exceeds $11.00 per share for at least 20 out of any 30 consecutive trading days preceding the date of exercise. The other 710,000 Incentive Warrants will be exercisable by the holders thereof for $8.00 per share beginning three months following the consummation of a Business Combination if the closing price of the Common Stock equals or exceeds $12.00 per share for at least 20 out of any 30 consecutive trading days preceding the date of exercise. Holders of Incentive Warrants shall be entitled to exercise such Incentive Warrants by payment in cash of the exercise price or on a “cashless basis” on the terms set forth in the Incentive Warrants. The Incentive Warrants will expire at 5:00 p.m., New York City time, on the fifth anniversary of the Effective Date. The Incentive Warrants will not be exercisable at any time when a registration statement is not effective and a prospectus is not available for use by the holders of the Warrants. The Incentive Warrants and shares of Common Stock issuable upon exercise of the Incentive Warrants are referred to collectively herein as the “Incentive Securities”.

1.7. Interest on Trust. All interest earned on the funds held in the Trust Account shall be added to the corpus of the Trust Account; provided, however, that, pursuant to the Trust Agreement: (i) an aggregate of up to $2,500,000 of the interest earned on the Trust Account will be released to the Company to fund working capital requirements (including for reimbursement to the Sponsor of fees charged by the issuing bank in connection with the issuance of the Letter of Credit and all periodic and other fees related to the Letter of Credit) and (ii) up to an additional $100,000 of interest earned on the Trust Account may be drawn by the Company, if necessary, to pay for the costs of dissolution and liquidation of the Company and the Trust Account). The Company will also be permitted to draw amounts necessary to pay taxes on earned interest.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters, as of the date hereof, the Closing Date and each Option Closing Date (as the case may be), as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Act. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement and an amendment or amendments thereto, on Form S-1 (File No. 333-134776), for the registration of the Public Securities under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) promulgated by the Commission under the Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is referred to herein as a “Preliminary Prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus dated                     , 2006, that was included in the Registration Statement at the Time of Sale is referred to herein as the “Sale Preliminary Prospectus”. For purposes of this Agreement and the Act, “Time of Sale”, means                      p.m., New York City time, on the date of this Agreement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). Other than a Rule 462(b) Registration Statement, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Representatives have determined that at the Time of Sale the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number 000-                    ) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Common Stock and the Warrants. The registration of the Units, Common Stock and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof.

2.2. No Stop Orders, etc. Neither the Commission nor any state regulatory authority has issued any order or, to the Company’s knowledge, threatened to issue any order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order, and any request on the part of the Commission or any state regulatory authority for additional information regarding such an order has been complied with.

2.3. Disclosures in Registration Statement.

2.3.1. 10b-5 Representation. At the time of effectiveness of the Registration Statement and any Rule 462(b) Registration Statement (or at the time any post-effective amendment to the Registration Statement became effective) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Rule 462(b) Registration Statement and any amendments or supplements thereto as of their applicable effective dates contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and conformed or will conform, in all material respects, to the requirements of the Act and the Regulations, and as of their applicable filing dates and effective dates, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus, nor any amendment or supplement thereto, on their respective dates and at the Closing Date and Option Closing Date, if any, nor the Sale Preliminary Prospectus as of the Time of Sale (or such subsequent Time of Sale pursuant to Section 2.1.1) contained or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made), not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, the Sale Preliminary Prospectus and any amendments thereof and supplements thereto complied and will comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information (the “Underwriters’ Information”) furnished to the Company with respect to the

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

Underwriters by the Representatives expressly for use in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, which Underwriters’ Information, it is agreed, shall consist solely of: (i) the names of the several Underwriters, (ii) the text appearing in the first paragraph of the subsection captioned “Commissions and Discounts” contained in the section of the Prospectus entitled “Underwriting” and (iii) the subsection captioned “Price Stabilization, Short Positions and Penalty Bids” contained in the section of the Prospectus entitled “Underwriting.”

2.3.2. Identical to EDGAR. The Sale Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering were identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

2.3.3. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and: (i) that is referred to in the Prospectus or attached as an exhibit thereto or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. The performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.4. Prior Securities Transactions. Except as disclosed in the Registration Statement and the Sale Preliminary Prospectus, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement. The Private Placement has been fully consummated prior to the Effective Date. The Incentive Warrants were issued to the holders thereof prior to the closing of the Private Placement.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

2.3.5. Regulations. The disclosures in the Registration Statement concerning the effects of federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.4. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus: (i) there has been no material adverse change in the condition, financial or otherwise, or in the business prospects of the Company, whether or not arising in the ordinary course of business (a “Material Adverse Effect”); (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company; (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in such capacities as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus; (v) except as disclosed in the Registration Statement and the Sale Preliminary Prospectus, no securities have been issued by the Company nor has any liability or obligation, direct or contingent, been incurred for borrowed money by the Company; and (vi) no dividend or distribution of any kind has been declared, paid or made by the Company on any class of its capital stock.

2.5. Independent Accountants. Goldstein Golub Kessler LLP (“GGK”), whose report is filed with the Commission as part of the Registration Statement and included in the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act, the Regulations and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). GGK is duly registered and in good standing with the PCAOB. GGK has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6. Financial Statements; Statistical Data.

2.6.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly in accordance with

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

GAAP the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The Registration Statement, the Sale Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in accordance with Regulation S-X which have not been included as so required. The selected financial data and the summary financial information included in the Sale Preliminary Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

2.6.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.7. Authorized Capital; Options, etc. The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date of the Prospectus and on the Closing Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

2.8. Valid Issuance of Securities, etc.

2.8.1. Outstanding Securities. All issued and outstanding securities of the Company (including, without limitation, the Placement Securities and the Incentive Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Placement Securities and Incentive Securities conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

the Prospectus. The offers and sales of the Placement Securities, the Incentive Securities and all other outstanding shares of Common Stock or other securities of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements.

2.8.2. Securities to be Sold. The Public Securities have been duly authorized and reserved for issuance, and when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities has been duly and validly taken. The Public Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number of shares of Common Stock called for thereby in accordance with the terms thereof and such Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and, when issued in accordance with the terms of the Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable; the holders thereof will not be subject to personal liability by reason of being such holders.

2.8.3. Placement Warrants and Incentive Warrants. The Placement Warrants and the Incentive Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number of shares of Common Stock called for thereby in accordance with the terms thereof, and such Placement Warrants and Incentive Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Placement Warrants and the Incentive Warrants have been reserved for issuance upon the exercise of the Placement Warrants and the Incentive Warrants and, when issued in accordance with the terms of the Placement Warrants and the Incentive Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

2.8.4. No Integration. Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”) has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Public Securities.

2.9. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no persons have the right to require the Company to register any securities of the Company under the Act or to include any securities in a registration statement to be filed by the Company.

2.10. Validity and Binding Effect of Agreements. This Agreement, the Warrant Agreement (as defined in Section 2.21 hereof), the Trust Agreement, the Subscription Agreement, the Escrow Agreement (as defined in Section 2.22.3 hereof), the Services Agreement (as defined in Section 2.22.5 hereof) and the Incentive Warrants have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.11. No Violations, etc. The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Trust Agreement, the Subscription Agreement, the Services Agreement, the Escrow Agreement, the terms of the Public Securities, the Placement Securities, the Incentive Warrants and each other document or instrument to be delivered by the Company at the Closing or an Option Closing, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or violate any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except any lien, charge or encumbrance pursuant to the Trust Agreement referred to in Section 2.24 hereof; (ii) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or the By-Laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

2.12. No Defaults; Violations. No material default exists in the due performance and observance by the Company, or to the best of the Company’s knowledge, any other foreign or

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

domestic individual, corporation, limited or general partnership, limited liability company, trust or other entity (each, a “Person”), of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or Bylaws or in violation of any material, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13. Corporate Power; Licenses; Consents.

2.13.1. Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs to conduct the business of seeking a Business Combination as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the Offering.

2.13.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof.

2.13.3. Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the valid offering, issuance, sale and delivery of the Public Securities, the Placement Securities or Incentive Securities or the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the Trust Agreement, the Subscription Agreement, the Services Agreement and the Escrow Agreement, as contemplated by the Sale Preliminary Prospectus and Prospectus except such as: (i) have been already obtained, (ii) may be required under the Act or the Regulations or state securities laws, (iii) may be required under the by-laws, rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”), (iv) may be required in connection with the exercise of the Warrants and the issuance of the shares of Common Stock issuable upon exercise thereof; or (v) may be required in connection with a Business Combination.

2.14. D&O Questionnaires. To the Company’s knowledge, all information contained in the director, officer and 5% stockholder questionnaires (the “Questionnaires”) completed by

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                    , 2006

each of the Company’s stockholders prior to the Offering (the “Initial Stockholders”) and the Company’s executive officers and directors is true and correct and the Company has not become aware of any information which would cause the information disclosed in such Questionnaires to become inaccurate and incorrect. True and complete copies such Questionnaires have been provided to the Representatives prior to the date hereof.

2.15. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any Initial Stockholder or any executive officer or director of the Company which has not been disclosed in the Registration Statement, the Questionnaires, the Sale Preliminary Prospectus and the Prospectus.

2.16. Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

2.17. No Contemplation of a Business Combination. None of the Company, the Sponsor nor, to the Company’s or the Sponsor’s knowledge, any of the Company’s officers and directors or Initial Stockholders have had: (a) any specific Business Combination under consideration or contemplation or (b) any substantive interactions or discussions with any Person regarding a possible Business Combination.

2.18. Transactions Affecting Disclosure to NASD. Except as described in the Sale Preliminary Prospectus and the Prospectus, and except for the affiliations between the Company, the Sponsor, Cohen Brothers, LLC, the sole member of the Sponsor (“Cohen Brothers”), and certain of the Company’s officers and directors, on the one hand, and Cohen Brothers & Company, LLC, an NASD member and a wholly-owned subsidiary of Cohen Brothers, on the other hand, in each case as set forth in the Questionnaires:

2.18.1. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company, the Sponsor, any Affiliate of the Sponsor or, to the best of the Company’s knowledge, any other Initial Stockholder with respect to the sale of the Public Securities hereunder or the issuance of the Placement Securities or the Incentive Securities or any other arrangements, agreements or understandings of the Company, the Sponsor, any Affiliate of the Sponsor or, to the Company’s knowledge, any other Initial Stockholder that may affect the Underwriters’ compensation, as determined by the NASD.

2.18.2. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any NASD member; or (iii) to any

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                    , 2006

person or entity that has any direct or indirect affiliation or association with any NASD member, within the twelve months prior to the Effective Date, other than payments to the Underwriters in connection with the Offering.

2.18.3. No officer, director, or beneficial owner of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member or, except for the Sponsor, a person associated, or affiliated with a member of the NASD.

2.18.4. Except for the Sponsor, no Company Affiliate is an owner of stock or other securities of any member of the NASD (other than securities purchased on the open market).

2.18.5. No Company Affiliate has made a subordinated loan to any member of the NASD.

2.18.6. No proceeds from the sale of the Public Securities (excluding underwriting compensation), the Incentive Securities or the Placement Securities will be paid to any NASD member, or any persons associated or affiliated with a member of the NASD, except as specifically contemplated herein.

2.18.7. The Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by NASD rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

2.18.8. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the NASD.

2.18.9. To the knowledge of the Company and the Sponsor, no NASD member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of the NASD and/or its associated persons, parent or Affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of the NASD.

2.18.10. Except with respect to the Representatives in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to an NASD member or, to the knowledge of the Company and the Sponsor, any person associated with a member (as defined by NASD rules), any potential underwriters in the Offering and/or any related persons.

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Maxim Group LLC

                    , 2006

2.19. Foreign Corrupt Practices Act. None of the Company, the Sponsor, Cohen Brothers, any Affiliate of Cohen Brothers or, to the knowledge of the Company, any other Initial Stockholders or any other person acting on behalf of the Company or any of the foregoing has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect on the Company as reflected in any of the financial statements contained in the Registration Statement and the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

2.20. Patriot Act. None of the Company, the Sponsor, Cohen Brothers, any Affiliate of Cohen Brothers or, to the knowledge of the Company, any other Initial Stockholders or any officer or director of the Company has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.21. Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants and the Placement Warrants with AST substantially in the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”).

2.22. Agreements With Affiliates.

2.22.1. Insider Letters. Each of the Sponsor, the Initial Stockholders and the officers and directors of the Company, as applicable, has duly executed the agreements annexed as Exhibits 10.1(a) through 10.1(i) to the Registration Statement (collectively, the “Insider Letters”), pursuant to which the Sponsor, each of the Initial Stockholders and officers and directors of the Company have agreed to certain matters, including but not limited to, certain matters described as being agreed to by them under the “Proposed Business” Section of the Sale Preliminary Prospectus and Prospectus. The Insider Letters are binding and enforceable agreements such Persons (except: (i) that no representation is made with respect to Paragraph 8(a) of each of the Insider Letters between the Company and an officer and/or director of the Company, (ii) as such enforceability may be limited by bankruptcy, insolvency, reorganization

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

or similar laws affecting creditors’ rights generally, (iii) as enforceability of any indemnification, contribution or noncompete provision may be limited under the federal and state securities laws, and (iv) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought).

2.22.2. Subscription Agreement. The Sponsor has executed and delivered a subscription agreement, in the form filed as an exhibit to the Registration Statement (the “Subscription Agreement”), pursuant to which the Sponsor has, among other things, purchased the Placement Units in the Private Placement. Pursuant to the Subscription Agreement, the Sponsor has waived and hereby waives any and all rights and claims they may have to any liquidation distribution, redemption rights or any proceeds, and any interest thereon, held in the Trust in respect of the shares of Common Stock included in such Placement Units in the event that a Business Combination is not consummated and the Trust Account is liquidated in accordance with the terms of the Trust Agreement.

2.22.3. Escrow Agreement. The Initial Stockholders have entered into an escrow agreement (the “Escrow Agreement”) with AST (in this context, the “Escrow Agent”) substantially in the form filed as an exhibit to the Registration Statement.

2.22.4. Keep Well Agreement. The Sponsor has entered into a Keep Well Agreement (the “Keep Well Agreement”) with Cohen Brothers, in the form filed as an exhibit to the Registration Statement.

2.22.5. Services Agreement. The Company has entered into an agreement (the “Services Agreement”) with Cohen Brothers, in the form filed as an exhibit to the Registration Statement.

2.22.6. Incentive Warrants. The Company has issued the Incentive Warrants, in the form filed as an exhibit to the Registration Statement, to the Persons described as recipients thereof in the Sale Preliminary Prospectus.

2.23. Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering substantially in the form filed as an exhibit to the Registration Statement.

2.24. Absence of Non-Competition Agreements. No employee, officer or director of the Company is subject to any non-competition agreement or non-solicitation agreement with any Person which could materially affect his ability to be an employee, officer and/or director of the Company.

2.25. Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

2.26. Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.27. No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any Affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such Affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such Affiliate.

2.28. AMEX Rules. The Company is in compliance with all applicable rules and regulations of The American Stock Exchange (“AMEX”), except for any noncompliance which does not cause, or will not, with the passage of time, reasonably be expected to cause a Material Adverse Effect (which, in this context, includes the delisting of the Public Securities from the AMEX). Without limiting the generality of the foregoing, the Company’s Board of Directors has validly appointed an audit committee and nominating committee whose composition satisfies the requirements of the rules and regulations of the AMEX and the Company’s Board of Directors and/or audit committee and the nominating committee has each adopted a charter that satisfies the requirements of AMEX. Neither the Company’s Board of Directors nor the audit committee thereof has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

2.29. Listing of the Public Securities on AMEX. The Public Securities have been authorized for listing on the AMEX and, to the Company’s knowledge, no proceedings have been instituted or threatened which would affect, and no event or circumstance has occurred as of the Effective Date which is reasonably likely to affect, the listing of the Public Securities on the AMEX.

2.30. Sarbanes-Oxley Compliance. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by AMEX or any other governmental or self regulatory entity or agency, except for violations which, singly or

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Maxim Group LLC

                    , 2006

in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, as of the effective date of the Registration Statement: (i) all members of the Company’s Board of Directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s Board of Directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s Board of Directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

2.31. Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (a) transactions are executed in accordance with management’s general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Prospectus, since the date of the Company’s most recent audited financial statements, there has been no: (y) material weakness in the Company’s internal control over financial reporting (whether or not remediated) or (z) change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.32. Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

2.33. Officers’ Certificates. Any certificate signed by any duly authorized officer of the Company and delivered to the Representatives or to their counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.34. Definition of “Knowledge”. As used herein, the terms “knowledge of the Company” and “knowledge of the Sponsor” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Sale Preliminary Prospectus and Prospectus and the manager or managing member of the Sponsor, with the assumption that such Persons shall have made due inquiry of the matters presented.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement. The Company will deliver to the Representatives, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representatives shall reasonably object in writing.

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                    , 2006

3.2. Federal Securities Laws.

3.2.1. Compliance. During the time when a prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Sale Preliminary Prospectus and the Prospectus, as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary during such period to amend the Registration Statement or amend or supplement the Sale Preliminary Prospectus and Prospectus to comply with the Act, the Company will notify the Representatives promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment to the Registration Statement or amendment or supplement to the Sale Preliminary Prospectus and Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

3.2.2. Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representatives) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3. Exchange Act Registration. For a period of five years from the Effective Date, or until such earlier time upon which either: (i) the Company and the Trust Account have been dissolved and liquidated or (ii) no securities of the Company of a given class shall remain outstanding, the Company will use its best efforts to maintain the registration of the Units, Common Stock and Warrants under the provisions of the Exchange Act. The Company will not deregister the Units under the Exchange Act without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, conditioned or delayed.

3.2.4. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

3.3. Blue Sky Filing. The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the

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                    , 2006

Representatives agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

3.4. Delivery of Materials to Underwriters. The Company hereby consents to and ratifies the use by the Underwriters of the Sale Preliminary Prospectus for purposes permitted by the Act. The Company has delivered or will deliver to each of the several Underwriters, without charge and from time to time during the period when a Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Preliminary Prospectus, Sale Preliminary Prospectus, Prospectus and all amendments and supplements to such documents as such Underwriters may reasonably request and has delivered and will deliver to the Representatives two manually executed Registration Statements as originally filed, including exhibits, and amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts. The copies of the Registration Statement and each amendment thereto, and of the Sale Preliminary Prospectus and the Prospectus, as supplemented or amended, furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5. Effectiveness and Events Requiring Notice to the Representatives. The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representatives immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose, (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus, (v) of the receipt of any comments or request for any additional information from the Commission and (vi) of the happening of any event during the period described in Section 3.4 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Sale Preliminary Prospectus and Prospectus in order to make the statements therein, (with respect to the Prospectus and the Sale Preliminary Prospectus and in light of the circumstances under which they were made), not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6. Review of Financial Statements. Until the earlier of five years from the Effective Date, and the time the Company is required to be dissolved and liquidated, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

(but neither audit nor issue a review report with respect to) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly report and, if applicable, the mailing of quarterly financial information to stockholders.

3.7. Affiliated Transactions.

3.7.1. Business Combinations. The Company will not consummate its initial Business Combination with any entity which is affiliated with any Initial Stockholder or any officer or director of the Company except in accordance with the procedures set forth in the Registration Statement and the Sale Preliminary Prospectus.

3.7.2. Compensation. Except as set forth in this Section 3.7, the Company shall not pay the Sponsor, Cohen Brothers, any Initial Stockholder, any officer or director of the Company or any of their Affiliates any fees or compensation for services rendered to the Company prior to, or in connection with, this Offering or the consummation of a Business Combination; provided, however that the following payments or reductions shall be permitted: (i) repayment of a $300,000 loan made by the Sponsor to the Company prior to the Offering to cover certain offering expenses, (ii) reduction, on a dollar for dollar basis, of the total amount of the obligation of the Letter of Credit out of interest earned on funds in the Trust Account in the manner set forth in the Trust Agreement, (iii) reimbursement of fees payable by the Sponsor with respect to the creation and maintenance of the Letter of Credit in the manner contemplated by this Agreement, (iv) reimbursement for reasonable expenses incident to the Offering and the search for a suitable business combination and (v) payment of any amount contemplated by the Services Agreement.

3.7.3. Keep Well Agreement. The Sponsor shall not amend, modify or otherwise change the Keep Well Agreement without the prior written consent of Representatives.

3.7.4. Incentive Warrants. The Company shall not amend, modify or otherwise change the Incentive Warrants in any material respect without the prior written consent of Representatives.

3.8. Secondary Market Trading and Standard & Poor’s. In the event the Public Securities are not listed on the New York Stock Exchange or AMEX or quoted on Nasdaq’s National Market System (the “NMS”): (a) the Company will apply to be included in Standard and Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five years from the consummation of a Business Combination, (b) the Company shall take such steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in the State of California and (c) the Company shall also take such other action as may be reasonably requested by the Representatives to obtain a secondary market trading exemption in such other states as may be requested by the Representatives.

3.9. Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representatives for a term to be agreed upon by the Company and the Representatives.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

3.10. Reports to the Representatives.

3.10.1. Periodic Reports, etc. For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representatives and their counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representatives: (i) a copy of each periodic report that the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five copies of each Registration Statement; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request; provided that the Representatives shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representatives and its counsel in connection with the Representatives’ receipt of such information. Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) shall be deemed to have been delivered to the Representatives pursuant to this section.

3.10.2. Transfer Agent and Position Reports. For a period of five years following the Effective Date or until such earlier time upon which the Company has been dissolved and liquidated, the Company shall retain AST as its transfer agent and registrar (in this context, the “Transfer Agent”). Any change by the Company of its Transfer Agent shall require the prior written approval of the Representatives, which consent shall not be unreasonably withheld, conditioned or delayed. In addition, for a period of two (2) years from the Closing Date, the Company, at its expense, shall provide the Representatives a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.

3.10.3. Secondary Market Trading Survey. In the event that the Public Securities are no longer listed or quoted, as the case may be, on the New York Stock Exchange, AMEX or the NMS, the Company shall engage Ellenoff Grossman & Schole LLP (“EG&S”), for a one-time fee of $5,000, to deliver and update to the Underwriters on a timely basis, but in any event at the beginning of each fiscal quarter, a written report detailing those states in which the Public Securities may be traded in non-issuer transactions under the Blue Sky laws of the fifty States (the “Secondary Market Trading Survey”) until the time the Company is required to be liquidated.

3.11. No Dividends. Except for potential distributions from the Trust Account as contemplated hereunder and by the Trust Agreement, prior to the Business Combination the Company shall not declare or pay any cash or other dividends or make other distributions of cash or other property, other than in connection with stock splits and similar events approved in accordance with applicable laws, rules and regulations.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

3.12. Payment of Expenses.

3.12.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all fees and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus and the Prospectus and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters; (ii) the printing, engraving, issuance and delivery of the certificates for the Units, the shares of Common Stock and the Warrants included in the Units, including any transfer or other taxes payable thereon; (iii) the listing of the Public Securities on the AMEX; (iv) filing fees, costs and expenses incurred in registering the Offering with the NASD (including all COBRADesk fees); (v) costs of placing “tombstone” advertisements in The Wall Street Journal, The New York Times and a third publication to be selected by the Representatives not to exceed $25,000 in the aggregate; (vi) fees and disbursements of the transfer and warrant agent; (vii) the Company’s expenses associated with “due diligence” meetings arranged by the Representatives; (viii) all costs and expenses associated with “road show” marketing and “due diligence” trips for the Company’s management to meet with prospective investors, including without limitation, all travel, food and lodging expenses and preparation of materials and investor presentations associated with such trips; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.12.1.

3.12.2. Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 4.7 or 9.2, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses actually incurred, including the reasonable fees and disbursements of Ellenoff Grossman & Schole LLP and Sidley Austin LLP, as counsel to the Underwriters.

3.12.3. Deferred Discount Payable on Business Combination. Upon consummation of a Business Combination, the Company further agrees that in addition to the expenses payable pursuant to Section 3.12.1, it will pay the Deferred Discount to the Underwriters from the Trust Account.

3.13. Application of Net Proceeds. The Company will apply the net proceeds it receives from the Private Placement and the Offering in the manner described in the section of the Prospectus captioned “Use of Proceeds.”

3.14. Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.15. Notice to NASD.

3.15.1. Business Combination. In the event any person or entity (regardless of any NASD affiliation or association but excluding attorneys, accountants, engineers, environmental or labor consultants, investigatory firms, technology consultants and specialists and similar providers that are not affiliated with or associated with the NASD and are not brokers or finders) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following to the NASD and the Representatives prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services (which may be appropriately redacted to account for privilege or confidentiality concerns); and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of the NASD’s Conduct Rules. The Company also agrees that, if required by law, proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination.

3.15.2. Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of NASD, it shall promptly notify the NASD.

3.16. Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representatives) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.17. Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

3.18. Accountants. For a period of five years from the Effective Date or until such earlier time upon which the Company is dissolved and liquidated, the Company shall retain GGK or another independent public accountant of national or regional standing.

3.19. Form 8-K’s. The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering. As soon as the Audited Financial Statements become available, the Company shall promptly file a Current Report on Form 8-K with the Commission, which Report shall contain the Company’s Audited Financial Statements. Additionally, upon the Company’s receipt of the proceeds from the exercise of all or any portion of the Option Units, the Company shall immediately file a Current Report on Form 8-K with the Commission, which report shall disclose the Company’s sale of such Option Units and its receipt of the proceeds therefrom.

3.20. NASD. The Company shall advise the NASD and the Representatives if it becomes aware that any 5% or greater stockholder of the Company (other than the Sponsor) becomes an affiliate or associated person of an NASD member participating in the distribution of the Public Securities or any Incentive Securities.

3.21. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to counsel for the Underwriters.

3.22. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in “government securities” with specific maturity dates or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Prospectus. The Company shall otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.23. Business Combination Announcement. Within five (5) Business Days following consummation of a Business Combination, the Company shall cause an announcement (“Business Combination Announcement”) to be placed, at its cost, in The Wall Street Journal, The New York Times and a third publication to be selected by the Representatives announcing the consummation of the Business Combination and indicating that the Representatives were the managing underwriters in the Offering. The Company shall supply the Representatives with a draft of the Business Combination Announcement and provide the Representatives with a reasonable advance opportunity to comment thereon. The Company will not place the Business Combination Announcement without the final approval of both Representatives, which approval will not be unreasonably withheld, delayed or conditioned.

3.24. Press Releases. The Company agrees that, for a period of forty (40) days after the Closing Date, it will not issue press releases or engage in any other publicity, without the prior written consent of the Representatives (not to be unreasonably withheld, delayed or conditioned).

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

3.25. Key-Man Insurance. Prior to the consummation of the Business Combination, the Company will obtain key person life insurance with an insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” in the aggregate amount of $2,000,000 on the life of Mr. Daniel G. Cohen and in the aggregate amount of $1,000,000 for each of Thomas H. Friedberg, David Nathaniel and Paul Vernhes. Such insurance shall be maintained in full force and effect for a period of two years from the consummation of the Business Combination. The Company shall be the sole beneficiary of such policy.

3.26. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representatives, at the Company’s expense, within one (1) Business Day from the effective date of this Agreement, an Electronic Prospectus which may be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a Prospectus relating to the Units is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

3.27. Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants, the Placement Warrants and the Incentive Warrants outstanding from time to time.

3.28. No Amendment to Charter. The Company covenants and agrees that it will not amend or modify (or seek to amend or modify) Article Third or provisions (A) through (E) of Article Sixth of its Certificate of Incorporation or its By-Laws prior to the earlier to occur of: (i) the closing of the initial Business Combination or (ii) the completion of the dissolution and liquidation of the Company and the Trust Account. The Company acknowledges that the purchasers of the Firm Units and the Option Units in the Offering shall be deemed to be third party beneficiaries of this Section 3.28.

3.29. AMEX Listing. The Company will use its best efforts to maintain the listing of the Public Securities on the AMEX or on a national securities exchange acceptable to the Representatives for a period of at least five (5) years from the date of this Agreement.

3.30. Issuer Free Writing Prospectuses. The Company represents and agrees that, and each Underwriter represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute a “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Act.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

4. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement; No Commission Stop Order. The Registration Statement has become effective, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of EG&S and Sidley Austin LLP, as counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

4.1.2. NASD Clearance. By the Effective Date, the Representatives shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by the Representatives pursuant to Section 3.3 hereof shall have been issued on either the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.1.4. AMEX Listing. The Public Securities shall have been approved for listing on the AMEX.

4.2. Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsel. On the Closing Date, the Representatives shall have received the favorable opinion of Ledgewood, P.C. (“Ledgewood”), counsel to the Company, dated the Closing Date, addressed to the Representatives and in form and substance satisfactory to the Representatives to the effect that:

(i) The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation, with

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

full power and authority to own its properties and conduct its business as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a Material Adverse Effect.

(ii) All issued and outstanding securities of the Company (including, without limitation, the Placement Securities and Incentive Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company arising by operation of the Delaware General Corporation Law (“DGCL”) or under the Certificate of Incorporation or Bylaws of the Company. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act and qualified under the applicable state securities or Blue Sky Laws or exempt from such registration and/or qualification requirements. The authorized and outstanding capital stock of the Company is as set forth in the Sale Preliminary Prospectus and the Prospectus. The Units, the Common Stock, the Warrants and the Incentive Warrants conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(iii) The Public Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of the DGCL or under the Certificate of Incorporation or Bylaws of the Company or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any security from the Company upon issuance or sale thereof. When issued, the Warrants and the Incentive Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and the Warrants and the Incentive Warrants, when issued against payment thereof, are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the United States and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Public Securities and the Incentive Securities are in due and proper form. As a result of action duly undertaken by the Company’s board of directors, a sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Warrants and the Incentive Warrants. The shares of Common Stock underlying the Warrants and the Incentive Warrants will, upon exercise thereof, as applicable, and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

subject to preemptive rights of any holders of any security of the Company arising by operation of the DGCL or under the Certificate of Incorporation or Bylaws of the Company or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

(iv) The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number of the shares of Common Stock called for thereby, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. As a result of action duly undertaken by the Company’s board of directors, a sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Placement Warrants. The shares of Common Stock underlying the Placement Warrants will, upon exercise of the Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive rights of any holders of any security of the Company arising by operation of the DGCL or under the Certificate of Incorporation or Bylaws of the Company or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

(v) The Company has full right, power and authority to execute and deliver this Agreement, the Warrant Agreement, the Incentive Warrants, the Services Agreements, the Trust Agreement, the Subscription Agreement and the Escrow Agreement and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Warrant Agreement, the Incentive Warrants, the Services Agreements, the Trust Agreement, the Escrow Agreement and the Subscription Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus has been duly and validly taken.

(vi) The Insider Letters, the Escrow Agreement and the Keep Well Agreement have been duly authorized, executed and delivered by the applicable Initial Stockholders (or, if applicable, their Affiliates) or the officers and directors of the Company, as applicable, and constitute the valid and binding obligations of such Initial Stockholders or such officers and directors, enforceable against them in accordance with their respective terms, except: (a) that no opinion is rendered with respect to Paragraph 8(a) of each of the Insider Letters between the Company and an officer and/or director of the Company, (b) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (c) as enforceability of any indemnification or contribution provisions

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

may be limited under the federal and state securities laws; and (d) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Keep Well Agreement has been duly authorized, executed and delivered by Cohen Brothers, LLC.

(vii) This Agreement, the Warrant Agreement, the Incentive Warrants, the Services Agreement, the Subscription Agreement, the Trust Agreement and the Escrow Agreement have each been duly and validly authorized and, when executed and delivered by the Company, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the United States and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(viii) The execution, delivery and performance of this Agreement, the Subscription Agreement, the Warrant Agreement, the Incentive Warrants, the Escrow Agreement, the Trust Agreement and the Services Agreement, the issuance and sale of the Public Securities, Placement Securities and Incentive Securities, the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both: (a) violate, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, or (c) violate any statute, rule or regulation or, to such counsel’s knowledge, any judgment, order or decree applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

(ix) The Registration Statement, the Sale Preliminary Prospectus, the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each comply as to form in all material respects with the requirements of the Act and Regulations. The Public Securities, the Placement Securities and the Incentive Securities and each agreement filed as an exhibit to the Registration Statement conform in all material respects to the description thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. No United States or state statute or regulation required to be described in the Prospectus is not described as required (except as to the Blue Sky laws of the various states, as to

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

which such counsel expresses no opinions), nor, to such counsel’s knowledge, are any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement not so described or filed as required.

(x) The Registration Statement has been declared effective under the Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws.

(xi) To such counsel’s knowledge, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement.

(xii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement and the agreements of the Company described herein, except for: (a) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Units by the Underwriters (as to which such counsel need express no opinion), (b) such as have been made or obtained under the Securities Act and (c) such as are required by the NASD.

(xiii) The statements under the captions “Comparison to Offerings under Rule 419” and “Description of Securities” and Item 14 of Part II of the Registration Statement and the Sale Preliminary Prospectus, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents.

(xiv) The Shares have been approved for listing on AMEX, subject to official notice of issuance.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus, and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus (except as otherwise set forth in this opinion), nothing has come to the attention of such counsel which leads it to believe that the Registration Statement or any amendment thereto, including the Rule 430 Information at the time such Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, at the time the Sale Preliminary Prospectus or Prospectus was issued or at the time any such amended or supplemented prospectus was issued, at the Time of Sale or at the Closing Time, included or includes an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus).

4.2.2. Option Closing Date Opinion of Counsel. On the Option Closing Date, if any, the Representatives shall have received the favorable opinion of Ledgewood, dated the Option Closing Date, addressed to the Representatives and in form and substance reasonably satisfactory to the counsel to the Representatives, confirming as of the Option Closing Date, the statements made by Ledgewood in its opinion delivered on the Closing Date.

4.2.3. Reliance. In rendering such opinion, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3. Accountant’s Comfort Letters.

4.3.1. Accountant’s Initial Comfort Letter. At the time this Agreement is executed, the Representatives shall have received from GGK a letter dated the date hereof, in form and substance satisfactory in all respects to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, including:

(i) Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

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(ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii) Stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus; or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders’ equity of the Company as compared with amounts shown in the                     , 2006 balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from                     , 2006 to a specified date not later than two (2) days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per share of Common Stock, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement and the Prospectus, or, if there was any such decrease, setting forth the amount of such decrease;

(iv) Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company;

(v) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(vi) Stating that they have not during the immediately preceding five year period brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vii) Statements as to such other matters incident to the transaction contemplated hereby as the Representatives may reasonably request.

4.3.2. Accountant’s Bring-down Comfort Letter. At the Closing Date and the Option Closing Date, if any, the Representatives shall have received from GGK, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or the Option Closing Date, as the case may be.

4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representatives will have received such other and further certificates of officers of the Company as the Representatives may reasonably request.

4.4.2. Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying: (i) that the By-Laws and Certificate of Incorporation of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the Offering are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

4.5. No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Initial Stockholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all respects to the requirements of the Act and the Regulations, and none of the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto shall contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the , the Sale Preliminary Prospectus and Prospectus, in light of the circumstances under which they were made), not misleading.

4.6. Private Placement. The Private Placement shall have been consummated and the Company shall have deposited $2,500,000 of the proceeds from the Private Placement in the Trust Account and shall have provided the Representatives with evidence of the same.

4.7. Delivery of Agreements. On the Effective Date, the Company shall have delivered to the Representatives a copy of each of the duly executed Escrow Agreement, Trust Agreement, Warrant Agreement, Services Agreement, Incentive Warrants, all Insider Letters and the Keep Well Agreement.

4.8. Termination of Agreement. If any condition specified in this Section 4 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on any Option Closing Date, the obligations of the several Underwriters to purchase the relevant Firm Units or Option Units, as applicable, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 3.12.2 and except that Sections 2, 5 and 8 shall survive any such termination and remain in full force and effect.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

5. Indemnification and Contribution.

5.1. Indemnification.

5.1.1. The Company agrees to indemnify and hold harmless each Underwriter, its Affiliates, its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Sale Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5.1.4 below) any such settlement is effected with the prior written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriters’ Information.

5.1.2. Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any Preliminary prospectus, any Issuer Free Writing Prospectus, the Sale Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use therein.

5.1.3. Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 5.1.1 above, counsel to the indemnified parties shall be a nationally recognized law firm selected by Merrill Lynch (which selection shall be subject to the written approval of the Company, which approval shall not be unreasonably withheld, conditioned or delayed), and, in the case of parties indemnified pursuant to Section 5.1.2 above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5.1 or Section 5.2 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

5.1.4. Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5.1.1(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

5.2. Contribution.

5.2.1. Generally. If the indemnification provided for in Section 5.1 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

5.2.2. Relative Benefits. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

5.2.3. Relative Fault. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.2.4. Equitable Considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 5.2 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.2. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

5.2.5. Limitation on Underwriters’ Contributions. Notwithstanding the provisions of this Section 5.2, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

5.2.6. Fraudulent Misrepresentations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.2.7. Others Included in Contribution Rights. For purposes of this Section 5.2, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 5.2 are several in proportion to the number of Firm Units set forth opposite their respective names in Schedule A hereto and not joint.

6. Default by an Underwriter.

6.1. Default Not Exceeding 10% of Firm Units or Option Units. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units, if the over-allotment option is exercised, hereunder, and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2. Default Exceeding 10% of Firm Units or Option Units. In the event the default addressed in Section 6.1 above relates to more than 10% of the Firm Units or Option Units, the Representatives may, in their discretion, arrange for the Representatives or for another party or parties to purchase such Firm Units or Option Units to which such default relates on the terms contained herein. If within one (1) Business Day after such default relating to more than 10% of the Firm Units or Option Units the Representatives do not arrange for the purchase of such Firm Units or Option Units, the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representatives to purchase said Firm Units or Option Units on such terms. In the event neither the Representatives nor the Company arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this Section 6, this Agreement may be terminated by the Representatives or the Company without liability on the part of the Company (except as provided in Sections 3.12 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

6.3. Postponement of Closing Date. In the event the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement and/or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement and/or the Prospectus, as the case may be, that in the opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted pursuant to this Section 6 with like effect as if it had originally been a party hereto with respect to such securities.

7. Additional Covenants.

7.1. Additional Shares or Options. The Company hereby agrees that until the earlier of the consummation of its initial Business Combination or the distribution of the funds in the Trust Account, it shall not issue any shares of Common Stock or any options or other securities convertible or exchangeable into Common Stock or Preferred Stock, in each case, which would participate in any manner in the Trust Account or vote as a class with the Common Stock on the initial Business Combination. Except for registration statements covering securities to be issued upon, or in connection with, a Business Combination, if any, or which shall become effective upon or after the Business Combination, the Company shall not file any registration statements under the Act with respect to any of its securities prior to the Business Combination.

7.2. Trust Account Waiver Acknowledgments. The Company hereby agrees that it will not commence its due diligence investigation of any Target Business or related Person which the Company seeks to acquire or otherwise engage in any material transaction with (including any financing) or obtain the services of any vendor unless and until such Target Business, Person or vendor acknowledges in writing, whether through a letter agreement, letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), a waiver of all claims against the Trust Account, which waivers (or the provisions thereof to be incorporated into the foregoing documents) shall be substantially in the form attached hereto as Exhibit A (for Target Businesses and other applicable Persons) and B (for vendors), respectively. Notwithstanding the foregoing, in the event any Target Business, other applicable Person or vendor refuses to acknowledge such waivers of claims against the Trust Account in writing, the Company may nonetheless commence its due diligence investigations of such Target Business, otherwise deal with such other Persons, or retain such vendor if and only if such action was taken in good faith with the approval of the Company’s Chief Executive Officer and the vote or written consent of no less than a majority of the Company’s board of directors, including all non-independent directors.

7.3. Insider Letters and Keep Well Agreement. The Company and the Sponsor, as the case may be, shall not take any action or omit to take any action which would cause a breach of

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

any of: (i) the Insider Letters executed between the Company, the Representatives and the Sponsor or the officers and directors or the Company or (ii) the Keep Well Agreement. The Company and the Sponsor, as the case may be, will not allow any amendments to, or waivers of, such Insider Letters or the Keep Well Agreement without the prior written consent of the Representatives.

7.4. Certificate of Incorporation and By-Laws. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Certificate of Incorporation or By-Laws. Prior to the consummation of a Business Combination, the Company will not amend its Certificate of Incorporation or By-Laws without the prior written consent of the Representatives.

7.5. Proxy and Other Information. The Company shall provide counsel to the Representatives with ten (10) copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

7.6. Acquisition/Liquidation Procedures.

7.6.1. The Company agrees: (i) prior to the consummation of any Business Combination, it will submit such transaction to the Company’s stockholders for their approval (“Business Combination Vote”) even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and (ii) in the event that the Company does not effect a Business Combination within eighteen (18) months from the consummation of the Offering (subject to extension for an additional six-month period, as described in the Prospectus), the Company and the Sponsor shall take all action necessary to dissolve the Corporation and liquidate the Trust Account to holders of IPO Shares in the manner described in the Sale Preliminary Prospectus and the Prospectus as soon as reasonably practicable, and after approval of the Company’s stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Company’s Board of Directors, prior to such Termination Date, pursuant to Section 275(a) of the DGCL, which shall deem the dissolution of the Company advisable and cause to be prepared such notices as are required by Section 275(a) of the DGCL as promptly thereafter as possible.

7.6.2. If the Company does not consummate a Business Combination by the Termination Date, the Company shall, with respect to any plan of dissolution and liquidation, cause the Company’s Board of Directors to convene, adopt a plan of dissolution and liquidation and, within five (5) Business Days of such adoption, prepare and file a proxy statement with the Commission setting out the plan of dissolution and liquidation. If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days of the expiration of 24 months from the Effective Date, the proxy statement related to such Business Combination will also seek stockholder approval for the plan of dissolution and liquidation in the event the stockholders do not approve the Business Combination. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 30 days prior to

Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                    , 2006

the date which is 24 months from the Effective Date, the Company shall cause its Board of Directors, prior to such date, to convene and adopt a plan of dissolution and liquidation and on such date file a proxy statement with the Commission seeking stockholder approval for such plan.

7.6.3. Upon liquidation of the Trust Account, the Company will distribute only to the holders of IPO Shares an aggregate sum equal to the Company’s Liquidation Value, which sum shall be distributed pro rata among the holders of the IPO Shares. The Company’s “Liquidation Value” means: (i) all principal and accrued interest contained within the Trust Account, less any amounts previously distributed to the Company out of the interest earned on the Trust Account pursuant to the terms of the Trust Agreement (after payment of, or provision for, applicable taxes and claims of creditors) plus (ii) all cash and other liquid assets (which shall be reduced to cash as part of the Company’s winding up) then held by the Company outside of the Trust Account, plus (iii) to the extent required, any amounts drawn under the Letter of Credit, all as determined by AST, as trustee of the Trust Account. Only holders of IPO Shares shall be entitled to receive liquidating distributions with respect to the IPO Shares they beneficially own and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company, including the shares of Common Stock included in the Placement Units, underlying the Placement Warrants or underlying the Incentive Warrants.

7.6.4. With respect to any vote for any plan of dissolution and liquidation recommended by the Company’s Board of Directors, the Initial Stockholders (including the Sponsor) shall vote the shares of Common Stock owned by it immediately prior to this Offering and those purchased in the Private Placement in favor of such plan of dissolution and liquidation. With respect to the Business Combination Vote, the Initial Stockholders (including the Sponsor) shall vote the shares of Common Stock owned by it immediately prior to this Offering and the Private Placement in accordance with the vote of holders of a majority of the IPO Shares present, in person or by proxy, at a meeting of the Company’s stockholders in connection with the Business Combination Vote. In addition, the Sponsor shall vote the shares of Common Stock owned by as part of the Placement Units to vote such shares in favor of the Business Combination.

7.6.5. At the time the Company seeks approval of any potential Business Combination (prior to the confirmation of its initial Business Combination), the Company will offer each of the holders of the IPO Shares the right to convert their IPO Shares at a per share price equal to $10.00 (the “Conversion Price”). If holders of less than 30% in interest of the Company’s IPO Shares and the shares of Common Stock included in the Placement Units vote against such approval of a Business Combination, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will redeem shares, based upon the Conversion Price, from those holders of IPO Shares who affirmatively requested such conversion and who voted against the Business Combination. If holders of 30% or more in interest of the IPO Shares and the shares of Common Stock included in the Placement Units vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not redeem such shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

7.7. Rule 419. The Company agrees it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.8. Target Net Assets. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least 80% of the value of the Trust Account at the time of such acquisition, less: (i) reasonable reserves for the payment of taxes and incurred ordinary course expenses, (ii) the amount of the Deferred Discount contained within the Trust Account and (iii) the then outstanding amount of the Letter of Credit (such value, the “Acquisition Value”). The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Company is not, after applying such standards, able to independently determine that the Target Business has a fair market value equal to at least the Acquisition Value, or if the Target Business is an Affiliate of the Company, the Sponsor, Cohen Brothers or any officer or director of the Company, the Company shall obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the NASD with respect to the satisfaction of such criteria.

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the date hereof, at the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Public Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh (7th) anniversary of the later of the Closing Date and the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1. Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2. Termination. Each Representative shall have the right to withdraw from this Agreement at any time prior to any Closing Date (and if both Representatives shall withdraw, this Agreement shall be deemed terminated as of the time and date the last Representative withdraws from this Agreement pursuant to the terms hereof): (i) if any domestic or international event or act or occurrence has materially disrupted or, in such Representative’s sole opinion, will in the immediate future materially disrupt, general securities markets in the United States; or (ii)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

if trading on the New York Stock Exchange, the AMEX or the NMS (or successor trading markets) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a war not existing as of the Effective Date or an increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in such Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if any of the Company’s representations, warranties or covenants hereunder are breached in any material respect, or (viii) if the Representatives shall have become aware, after the Effective Date, of a material adverse change in the condition or prospects of the Company, or of an adverse material change in general market conditions, including, without limitation, as a result of terrorist activities on or after the Effective Date, as in the Representatives’ judgment would make it impracticable or inadvisable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units.

9.3. Expenses. In the event this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.12.2 hereof.

9.4. Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed (or if mailed, two days after such mailing):

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

If to the Representatives:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center, 25th Floor

New York, NY 10080

Attn: Kerry Cannella

Fax: (212) 449-3151

and

Maxim Group LLC

405 Lexington Avenue

New York, New York 10174

Attn: Clifford A. Teller, Director of Investment Banking

Fax: (212) 895-3783

With a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

370 Lexington Avenue, 19th Floor

New York, New York 10017

Attn: Douglas S. Ellenoff, Esq.

Fax: (212) 370-7889

and

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Attn: Jack I. Kantrowitz, Esq.

Fax: (212) 839-5599

If to the Company or the Sponsor:

Dekania Corp.

2929 Arch Street, Suite 1703

Philadelphia, Pennsylvania 19104

Attn: Thomas Friedberg, President

Fax: (215) 861-7878

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

With a copy (which shall not constitute notice) to:

Ledgewood, P.C.

1900 Market Street, Suite 750

Philadelphia, Pennsylvania 19103

Attn: J. Baur Whittlesey, Esq.

Fax: (215) 735-2513

10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representatives, the Underwriters, the Company, the Sponsor (as the case may be) and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and, except as specifically provided for herein, no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

10.6. Governing Law, Venue, etc.

10.6.1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Each of the Representatives, the Company and the Sponsor: (i) agrees that any legal suit, action or proceeding arising out of or relating to this agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which such party may have or hereafter to the venue of any such suit, action or proceeding and (iii) irrevocably and exclusively consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.

10.6.2. Each of the Representatives, the Company and the Sponsor further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

States District Court for the Southern District of New York and agrees service of process upon the Company or the Sponsor mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company or the Sponsor in any such suit, action or proceeding, and service of process upon the Representatives mailed by certified mail to the Representatives’ addresses shall be deemed in every respect effective service process upon the Representatives, in any such suit, action or proceeding.

10.6.3. THE COMPANY AND SPONSOR (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE PRELIMINARY SALE PROSPECTUS AND THE PROSPECTUS.

10.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/.pdf transmission shall constitute valid and sufficient delivery thereof.

10.8. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.9. No Fiduciary Relationship. The Company and the Sponsor hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company and the Sponsor further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend the Underwriters act or be responsible as a fiduciary to the Company, the Sponsor, their respective management, stockholders, equity holders, creditors or any other person in connection with any activity the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or the Sponsor, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company, the

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

Sponsor and the Underwriters agree they are each responsible for making their own independent judgments with respect to any such transactions, and any opinions or views expressed by the Underwriters to the Company or the Sponsor regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or the Sponsor. The Company and the Sponsor hereby waive and release, to the fullest extent permitted by law, any claims the Company or the Sponsor or their Affiliates may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Sponsor in connection with the transactions contemplated by this Agreement or any matters involving such transactions.

[Signature Page Follows]

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Maxim Group LLC

                    , 2006

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very Truly Yours,

DEKANIA CORP.

By:
Name:
Title:

Agreed to and accepted as of the date first written above:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

MAXIM GROUP LLC

By:
Name:	Clifford A. Teller
Title:	Director of Investment Banking

Agreed to and accepted, solely with respect to Sections 1.3, 1.5, 1.6, 1.7, 2.17, 2.19, 2.20, 2.22, 3.7.3, 7.3, 7.6, all of Section 9 inclusive and all of Section 10 inclusive:

COHEN BROS. ACQUISITIONS, LLC

By:
Name:
Title:

SCHEDULE A

DEKANIA CORP.

9,700,000 Units

Underwriter	Number of Firm Units to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Maxim Group LLC

9,700,000

EXHIBIT A

Form of Target Business Letter

                    , 200

Dekania Corp.

2929 Arch Street, Suite 1703

Philadelphia, Pennsylvania 19104

Gentlemen:

Reference is made to the Final Prospectus of Dekania Corp. (“Dekania”), dated                     , 2006 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

The authorized signatory of the undersigned business entity (collectively, with its officers, directors, employees, owners, affiliates, agents and representatives, “Target Company”) has read the Prospectus and understands that Dekania has established a trust account (collectively with the initial principal and interest accrued from time to time thereon, the “Trust Account”), with availability in an amount equal to at least $97,000,000, for the benefit of Dekania’s public stockholders, except for $2,500,000 of the interest earned (after payment of applicable taxes) on the amounts held in the Trust Account, Dekania may disburse monies from the Trust Account only: (i) to such public stockholders in the event of the redemption of their shares or the dissolution and liquidation of Dekania or (ii) to Dekania and the underwriters of Dekania’s initial public offering with respect to certain deferred underwriting compensation and interest thereon owed to such underwriters after Dekania consummates a business combination (as described in the Prospectus).

For and in consideration of Dekania agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Target Company hereby agrees that it does not now and shall not at any time hereafter have any claim to, or make any claim against, the Trust Account or Dekania’s public stockholders, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between Dekania and Target Company, this waiver letter or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Claims”). Target Company hereby irrevocably waives any Claim it may have, now or in the future, and will not seek recourse against, the Trust Account or such public stockholders for any reason whatsoever. In the event that Target Company commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Dekania, which proceeding seeks, in whole or in part, relief against the Trust Account or Dekania’s public stockholders, whether in the form of money damages or injunctive relief, in which Dekania or such beneficiaries prevail, whether on the merits or otherwise, then Dekania shall be entitled to recover from Target Company and/or the party(ies) who commenced the action or proceeding, the legal fees and associated costs required to defend such action or proceeding.

Print Name of Target Company

Authorized Signature of Target Company

EXHIBIT B

Form of Vendor Letter

                    , 200

Dekania Corp.

2929 Arch Street, Suite 1703

Philadelphia, Pennsylvania 19104

Gentlemen:

Reference is made to the Final Prospectus of Dekania Corp. (“Dekania”), dated                     , 2006 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

The authorized signatory of the undersigned vendor and/or service provider of Dekania (collectively, with its officers, directors, employees, owners, affiliates, agents and representatives, “Vendor”) has read the Prospectus and understands that Dekania has established a trust account (collectively with the initial principal and interest accrued from time to time thereon, the “Trust Account”) with availability in an amount equal to at least $97,000,000, for the benefit of Dekania’s public stockholders, except for $2,500,000 of the interest earned (after payment of applicable taxes) on the amounts held in the Trust Account, Dekania may disburse monies from the Trust Account only: (i) to such public stockholders in the event of the redemption of their shares or the dissolution and liquidation of Dekania or (ii) to Dekania and the underwriters of Dekania’s initial public offering with respect to certain deferred underwriting compensation and interest thereon owed to such underwriters after Dekania consummates a business combination (as described in the Prospectus).

For and in consideration of Dekania agreeing to retain Vendor to provide goods or services to Dekania, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Vendor hereby agrees that Vendor does not now and shall not at any time hereafter have any claim to, or make any claim against, the Trust Account or Dekania’s public stockholders, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between Dekania and Vendor, this waiver letter or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Claims”). Vendor hereby irrevocably waives any Claim it may have, now or in the future, and will not seek recourse against, the Trust Account or such public stockholders for any reason whatsoever. In the event that Vendor commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Dekania, which proceeding seeks, in whole or in part, relief against the Trust Account or Dekania’s public stockholders, whether in the form of money damages or injunctive relief, in which Dekania or such beneficiaries prevail, whether on the merits or otherwise, then Dekania shall be entitled to recover from Vendor and/or the party(ies) who commenced the action or proceeding, the legal fees and associated costs required to defend such action or proceeding.

Print Name of Vendor

Authorized Signature of Vendor